Exhibit 10.2

INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT

October 22, 2019

WHEREAS, GrowLife Inc., a Delaware corporation located at 5400 Carillon Point, Kirkland, WA 98033 (“Assignor”) is the owner of the trademarks, service marks, and patents set forth on Exhibit A attached hereto and incorporated by reference herein (collectively, the “Intellectual Property”):

WHEREAS, All Commercial Floors, Inc., a Texas corporation, located at 1313 Avenue R., Grand Prairie, TX 75050 (“Assignee”) is desirous of acquiring said Intellectual Property.

NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, Assignor hereby sells and assigns to Assignee all right, title, and interest in and to the Intellectual Property together with the goodwill of the business symbolized by the Marks.

Further, Assignor and Assignee hereby authorize J. Hunter Adams, Esq. of AdamsIP, LLC, or attorney of Assignee’s choosing, to correct any errors in this assignment, insert any further identification or other information necessary or desirable to make this assignment suitable for recordation with United States Patent and Trademark Office and throughout the world.

IN WITNESS WHEREOF, the undersigned have duly executed this Intellectual Assignment Agreement as of the date first written above.

“ASSIGNEE” All Commercial Floors, Inc. /s/ Kevin Jones By: Kevin Jones Its: President	“ASSIGNOR” Growlife, Inc. /s/ Marco Hegyi By: Marco Hegyi Its: Chief Executive Officer

EXHIBIT A

INTELLECTUAL PROPERTY

#	USPTO TRADEMARKS
1	US Registration No.	4235145
2	US Registration No.	4235146
3	US Registration No.	4251234
4	US Registration No.	4102354
5	US Registration No.	4415285
6	US Registration No.	4621463
7	US Registration No.	3813361
8	US Registration No.	4382220
9	US Application No.	88368496
USPTO PATENTS
1	US Registration No.	D681237
2	US Registration No.	D681238
3	US Registration No.	D680666
4	US Registration No.	D680667
5	US Registration No.	D680668
6	US Registration No.	D680669
7	US Registration No.	D680239
8	US Registration No.	D680240
9	US Registration No.	8298650
10	US Registration No.	8512848
11	US Registration No.	8703275
12	US Registration No.	8815370
13	US Application No.	13362581
CANADIAN PATENTS
1	CAN Registration No.	2796927